Exhibit 32


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                    AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

         In connection with the Annual Report on Form 10-K of Jaclyn, Inc. (the "Company") for the fiscal year ended June 30, 2003 (the "Report"), the undersigned each hereby certifies that: (1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: September 24, 2003                    /s/ ROBERT CHESTNOV
                                             -----------------------------------
                                             Robert Chestnov, President
                                             (Chief Executive Officer)


Dated: September 24, 2003                    /s/ ANTHONY CHRISTON
                                             -----------------------------------
                                             Anthony Christon, Chief Financial
                                             Officer

A signed original of this written statement required by Section 906 has been provided to Jaclyn, Inc. and will be retained by Jaclyn, Inc. and forwarded to the Securities and Exchange Commission or its staff upon request.